Exhibit 10.1

UNIT PURCHASE AGREEMENT

The undersigned (hereinafter “Purchaser”) hereby wishes to purchase, and Bullion River Gold Corp., a Nevada corporation (the “Company”), wishes to sell, units of securities (the “Units”) each comprised of (i) one share of Common Stock of the Company, par value $0.001 per share (“Common Stock”), and (ii) one warrant to purchase one share of Common Stock in the form of that attached hereto as Exhibit A  pursuant to the terms of this Unit Purchase Agreement.

The Units, the Common Stock, the Warrant and the shares issuable upon exercise of the Warrant (“Warrant Shares”) are sometimes referred to collectively herein as the “Securities.”

Section 1.                Subscription of the Purchaser.

1.1            Purchase of Units.  The Purchaser hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Company, that such Purchaser is executing this Unit Purchase Agreement (“Agreement”) to purchase _______ Units from the Company (“Units”), with each Unit consisting of (i) one share of Common Stock of the Company and (ii) one Warrant to purchase one share of Common Stock of the Company  for an exercise price of $0.40 per share, at a price per Unit of $0.25, resulting in the purchase price and number of Units set forth on the Purchaser’s signature page hereto (the “Offering Price”).  The Purchaser understands that the Company is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities and other applicable laws.  Subject to the terms and conditions of this Agreement, upon execution and delivery hereof by the Purchaser, the Purchaser hereby agrees to purchase the Units of the Company pursuant to the transaction hereof, and against concurrent delivery of the purchase price for such Units.

1.2            Offering.  This offering of the Units (the "Offering") is being made to Purchaser, who shall represent to the Company pursuant to this Agreement that Purchaser is an "accredited investor," as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") or who has otherwise been qualified as an investor by the Company.  All of the Units offered hereby are being sold by the Company.  The Company is offering Units for the consideration set forth herein.  There is no minimum amount required to close the Offering and the Company shall be entitled to receive any and all of the Offering proceeds as the investments are made.  The minimum subscription amount is $25,000.

Section 2.                The Closing.

2.1            The closing of the Issuance to Purchaser (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement at the offices of Richardson & Patel LLP, 10900 Wilshire Blvd., Suite 500, Los Angeles California at 4:00 pm PST on January __, 2008, or such later date and time as the Company and the Purchaser shall agree.

2.2            At the Closing, the Company shall deliver to Purchaser a stock certificate representing the Common Stock purchased and a Warrant duly executed by the Company, against receipt by the Company of a wire transfer in an aggregate amount equal to the purchase price therefor as set forth on the signature page hereto and the Agreement duly executed by Purchaser. The wire transfer shall be sent pursuant to the following instructions:

Bank:	Wells Fargo Bank
5340 Kietzke Lane
Reno, Nevada 89511
(775) 689-6012

Account Name:	Bullion River Gold Corp.
Routing No.:	121 000 248
Account No.:	403 001 3395
Swift Code:	WFBIUS6S

Section 3.                Representations and Warranties of the Company.

The Company hereby represents and warrants to Purchaser as follows:

3.1            Organization.  The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company.

3.2            Authorization of Agreement, Etc.  The execution, delivery and performance by the Company of this Agreement, the Warrant and each other document or instrument contemplated hereby or thereby (collectively, the "Financing Documents") have been duly authorized by all requisite corporate action by the Company; and this Agreement and each other Financing Document have been duly executed and delivered by the Company.  Each of the Financing Documents, when executed and delivered by the Company, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.3            Use of Proceeds.  The Company will use the net proceeds from the sale of the Securities hereunder for working capital purposes.

3.4            Reservation of Shares.  So long as any of the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred percent (100%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Warrant Shares.

3.5            Issuance of Shares.  The Common Stock to be issued and the Warrant to be granted at the Closing have been duly authorized by all necessary corporate action and the Common Stock, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable.  When the Warrant Shares are issued in accordance with the terms of the Warrant, such shares will be duly authorized validly issued and outstanding, fully paid and nonassessable, and the holder shall be entitled to all rights accorded to a holder of Common Stock.

Section 4.                Representations and Warranties of Purchaser.

Purchaser hereby represents and warrants to the Company as follows:

4.1            Authorization of the Documents.  Purchaser has all requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents and the transactions contemplated thereby, and the execution, delivery and performance by Purchaser of the Financing Documents have been duly authorized by all requisite action by Purchaser and each such Financing Document, when executed and delivered by Purchaser, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.2            Representation of Accredited Investor Status, Investment Experience and Ability to Bear Risk.  Purchaser acknowledges that the Offering has not been registered with the Securities and Exchange Commission because the Company is relying on an exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Purchaser believes that at the time of the sale of the Units to Purchaser, Purchaser (or, if Purchaser is a corporation, limited liability company or trust, each of its equity owners) qualifies as an "accredited investor" (as defined under Rule 501 of Regulation D promulgated under the Securities Act) using the following qualification factors (check all appropriate items):

(__)      $1,000,000 Net Worth Test:

I, Purchaser, am a natural person and my individual net worth, or joint net worth with my spouse (if any), inclusive of home, furnishings and automobiles, at the time of this purchase is in excess of $1,000,000.

(__)     $200,000 Individual/$300,000 Joint Annual Income Test:

I, Purchaser, am a natural person and my individual annual gross income (exclusive of my spouse's income) has been in excess of $200,000 in each of the two most recent tax years, and I reasonably expect individual annual gross income (exclusive of my spouse's income) to be in excess of $200,000 for the current tax year; or I am a natural person and my joint annual gross income (including my spouse's annual gross income) has been in excess of $300,000 in each of the two most recent tax years, and I reasonably expect our joint annual gross incomes to be in excess of $300,000 for the current tax year.

("Income" under this test is defined as adjusted gross income for federal income tax purposes plus (i) deductions for long-term capital gains under the Internal Revenue Code; (ii) deductions for depletion under section 611 et seq. of the Code; (iii) any exclusion for interest received on tax-exempt securities; and (iv) any losses of a Company allocated to the individual limited partners of the Company as reported on Form 1040).

(__)      Bank or Investment Company Test:

Purchaser is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; or is an insurance company as defined in section 2(13) of the Securities Act; or is any investment company registered under the Investment Corporation Act of 1940, or a business development company as defined in section 2(a)(48) of that Act; or is a Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; is a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or is an employee benefit plan within the meaning of the employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(__)     Private Business Development Corporation Test:

Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(__)      IRC Section 501(c)(3) Organization Test:

Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of $5,000,000.

(__)      Direct Relationship to Issuer Test:

Purchaser is a director, executive officer, partner or manager of the Company of the securities being offered or sold, or any director, executive officer or manager of a partner or partner of that issuer.

(__)      $5,000,000 Noninvestment Trust Test:

Purchaser is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities being offered, whose purchase is directed by a "sophisticated person" as described in section 230.506(b)(2)(ii).

(__)      Equity Entity Comprised of Accredited Investors Test:

Purchaser is any equity entity in which all of the equity owners are accredited investors as defined above.   Purchaser has had one of the persons responsible for overseeing and/or managing one or more of Purchaser’s financial accounts complete the attestation in Section D hereof in order to verify the information in this Section 4:

Yes _________           No _________

In addition, Purchaser is knowledgeable and experienced with respect to the financial and business activities contemplated by the Company and is capable of evaluating the risks and merits of investing in the Units and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement and can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

4.3            U.S.A. Patriot Act Representations.

(A)            Purchaser represents, warrants and covenants that Purchaser:

(i)(a) is subscribing for the Securities for Purchaser’s own account, own risk and own beneficial interest, (b) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an “Underlying Beneficial Owner”) and no Underlying Beneficial Owner will have a beneficial or economic interest in the Securities being purchased by Purchaser (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction), (c) if it is an entity, including, without limitation, a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an “Entity”), has carried out thorough due diligence as to and established the identities of such Entity’s investors, directors, officers, trustees, beneficiaries and grantors (to the extent applicable, each a “Related Person” of such Entity), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Purchaser’s resale or other disposition of all the Securities, will request such additional information as the Company may require to verify such identities as may be required by applicable law, and will make such information available to the Company upon its request, and (d) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any Underlying Beneficial Owner or any other person; or (check and initial one box)

(ii)(a) is subscribing for the Securities as a record owner and will not have a beneficial ownership interest in the Securities, (b) is acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners (as defined in (A)(i)(a) above), and understands and acknowledges that the representations, warranties and agreements made in the Financing Documents are made by Purchaser with respect to both Purchaser and the Underlying Beneficial Owner(s), (c) has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under the Financing Documents, (d) has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of such Underlying Beneficial Owner’s Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Purchaser’s resale or other disposition of all the Securities, and will make such information available to the Company upon its request and (e) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any person other than the Underlying Beneficial Owner(s).

(B)            Purchaser hereby represents and warrants that the proposed investment in the Company that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owners does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Purchaser, including anti-money laundering laws (a “Prohibited Investment”).

(C)            Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <www.treas.gov/ofac>.  Purchaser hereby represents and warrants that neither Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a country, territory, person or entity named on an OFAC list, nor is Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.

(D)            Purchaser represents and warrants that neither Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. §5311 et seq.), as amended, and any regulations promulgated thereunder.

(E)            Purchaser agrees promptly to notify the Company should Purchaser become aware of any change in the information set forth in paragraphs (A) through (D).

(F)            Purchaser agrees to indemnify and hold harmless the Company, its affiliates, their respective directors, officers, shareholders, employees, agents and representatives (each, an “Indemnitee”) from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) (collectively, “Damages”) which may result, directly or indirectly, from Purchaser’s misrepresentations or misstatements contained herein or breaches hereof relating to paragraphs (A) through (D).

(G)            Purchaser understands and agrees that, notwithstanding anything to the contrary contained in any document (including any side letters or similar agreements), if, following Purchaser’s investment in the Company, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and Purchaser shall have no claim against any Indemnitee for any form of Damages as a result of such forced redemption or other action.

(H)            Upon the written request from the Company, Purchaser agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. Purchaser understands and agrees that the Company may release confidential information about Purchaser and, if applicable, any Underlying Beneficial Owner(s) or Related Person(s) to any person, if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.

4.4            Risk Factors.  The Purchaser understands and acknowledges that the purchase of the Securities involves a number of significant risks, and that the Purchaser may lose the Purchaser’s entire investment in the Securities. Purchaser has read the Company’s various filings and reports on file and publicly available with the Securities and Exchange Commission including the Company’s financial statements included therein.

4.5            Restricted Stock. Purchaser understands and acknowledges that the Securities have not been, and when issued will not be, registered with the Securities and Exchange Commission. Further, the Purchaser understands and acknowledges that the certificates representing the Common Stock and the Warrant Shares, when issued, shall bear a restrictive legend.

Section 5.                Conditions at Closing.

5.1            Precedent to the Obligation of the Company to Sell the Securities. The obligation hereunder of the Company to issue and sell the Securities to the Purchaser is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(A)            Accuracy of the Purchaser’s Representations and Warranties.  The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(B)            Performance by the Purchaser.  The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

(C)            Delivery of Purchase Price.  The Purchase Price for the Securities has been delivered to the Company at the Closing Date.

(D)            Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered to the Company by the Purchaser.

5.2            Conditions Precedent to the Obligation of the Purchaser to Purchase the Securities.  The obligation hereunder for the Purchaser to acquire and pay for the Securities is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(A)            Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are expressly made as of a particular date), which shall be true and correct in all material respects as of such date.

(B)            Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(C)            Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered by the Company to the Purchaser.

Section 6.               Brokers and Finders.

The Company shall not be obligated to pay any commission, brokerage fee or finder’s fee based on any alleged agreement or understanding between Purchaser and a third person in respect of the transactions contemplated hereby.  Purchaser hereby agrees to indemnify the Company against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between Purchaser and such third person, whether express or implied from the actions of Purchaser.

Section 7.               Indemnification.

Purchaser hereby agrees to indemnify and defend (with counsel acceptable to the Company) the Company and its officers, directors, employees and agents and hold them harmless from and against any and all liability, loss, damage, cost or expense, including costs and reasonable attorneys’ fees, incurred on account of or arising from:

(i)            Any breach of or inaccuracy in Purchaser’s representations, warranties or agreements herein or in the Financing Documents; and

(ii)           Any action, suit or proceeding based on a claim that any of Purchaser’s representations and warranties in the Financing Documents were inaccurate or misleading, or otherwise cause for obtaining damages or redress from the Company or any officer, director, employee or agent of the Company under the Securities Act.

Section 8.               Successors and Assigns.

This Agreement shall bind and inure to the benefit of the Company, Purchaser and their respective successors and assigns.

Section 9.               Entire Agreement.

This Agreement and the other writings and agreements referred to in this Agreement or delivered pursuant to this Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

Section 10.            Notices.

All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to the Company, to:

Bullion River Gold Corp.
3500 Lakeside Court, Suite 200
Reno, Nevada 89509
Tel. No.: (775) 324-4881
Fax No.:  (775) 324-7893
Attention: Peter M. Kuhn, CEO

with a copy to:

Richardson & Patel LLP
10900 Wilshire Blvd., Suite 500
Los Angeles, CA 90024
Tel. No.: (310) 208-1182
Fax No.: (310) 208-1154
Attention: Jennifer A. Post, Esq.

if to Purchaser, to:

the address of Purchaser set forth on the signature page hereto;

or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this Section 10.  Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 11.            Amendments.

This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of the Company and Purchaser.

Section 12.            Governing  Law; Waiver of Jury Trial.

All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of Nevada without giving effect to any choice or conflict of law provision or rule (whether in the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.  In furtherance of the foregoing, the internal law of the State of Nevada will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

Section 13.            Submission to Jurisdiction.

Any legal action or proceeding with respect to this Agreement or the other Financing Documents may be brought in the courts of the State of California and the United States of America located in the City of Los Angeles, California, U.S.A. and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Purchaser hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.  Purchaser hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.

Section 14.            Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 15.            Independence of Agreements, Covenants, Representations and Warranties.

All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such covenant.  In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder.  The exhibit and any schedules attached hereto are hereby made part of this Agreement in all respects.

Section 16.            Counterparts.

This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

Section 17.            Headings.

The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 18.            Expenses.

Purchaser shall pay Purchaser’s own fees and expenses incurred in connection with the preparation, negotiation, execution and delivery of the Financing Documents.

Section 19.            Preparation of Agreement.

The Company, or its counsel, prepared this Agreement the Subscription Application and the Warrant solely on the Company’s behalf.  Each party to this Agreement acknowledges that:  (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion.  Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests.  Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, each of the undersigned has duly executed this Unit Purchase Agreement as of January ___, 2008.

PURCHASER:

__________________________________
Name of Purchaser (Individual or
Institution)

__________________________________
Title of Individual representing
Purchaser (if an Institution)

Purchase Price $______________________

Number of Units:_____________________

COMPANY:

BULLION RIVER GOLD CORP.

By:_________________________________
Name:  Peter M. Kuhn
Title:  Chief Executive Officer

________________________________
Name of Individual representing
Purchaser (if an Institution)

________________________________
Signature of Individual Purchaser or
Individual representing Purchaser

Address:
________________________________

Telephone:
________________________________

Facsimile:
________________________________

EXHIBIT A

WARRANT